UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  September 24, 2010

Emerson Electric Co.

-------------------------------------------------

(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	June ‘10	July ‘10	August ‘10
Process Management	0	0	+15
Industrial Automation	>+20	>+20	>+20
Network Power	+10	+5 to +10	+10 to +15
Climate Technologies	>+20	+5 to +10	0 to +5
Appliance and Tools	0 to +5	0 to +5	+5
Total Emerson	+10 to +15	+10	+10 to +15

August 2010 Order Comments:

Emerson underlying orders remained strong at approximately 15 percent, excluding a negative 2 percentage point currency impact, and were up 13 percent overall.  Order growth was led by strength in the Industrial Automation, Process Management and Network Power segments.  Trailing three-month orders for June, July, and August for Emerson and the Appliance and Tools segment exclude the motors and appliance controls businesses, which have been reclassified to discontinued operations as a decision has been made to sell these businesses.

Process Management orders continued to strengthen with solid growth in the U.S., Asia, Latin America and Europe driven by MRO activity and small projects.  Currency exchange rates negatively impacted orders by approximately 2 percentage points.

Order growth for Industrial Automation remained strong, with particular strength in the electrical drives, power generating alternator, power transmission, and materials joining and precision cleaning businesses.

Order growth in the Network Power segment was led by growth in the embedded power, uninterruptible power supply, precision cooling and inbound power businesses, partially offset by a decline in the network power business in Asia.

Climate Technologies order growth continued to moderate from very high levels.  Strong growth continued in Asia and in global refrigeration end markets, including transport.  Orders in the North American residential air-conditioning business declined due to tougher prior year comparisons, as well as the end of the cooling season and some liquidation of channel inventory.

Appliance and Tools order growth reflected strength in the disposer, tools and non-residential storage businesses which was partially offset by weakness in the residential storage business.

Upcoming Investor Events:

On Tuesday, November 2, 2010, Emerson will issue the Company’s fourth quarter and fiscal year 2010 results.   Emerson senior management will discuss the Company’s results during an investor conference call that will be held the same day.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 24, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary